                                                                               .
                                                                               .
                                                                               .

                                                                     EXHIBIT 3.1

[BRITISH COLUMBIA LOGO]

MINISTRY OF FINANCE             MAILING ADDRESS:            LOCATION:
Corporate and Personal          PO BOX 9431 Stn Prov Govt   2nd Floor - 940 Blanshard St
Property Registries             Victoria BC V8W 9V3         Victoria BC
                                                            250 356-8626
www.corporateonline.gov.bc.ca

================================================================================

                               NOTICE OF ARTICLES              CERTIFIED COPY
                                                            Of a Document filed
                            BUSINESS CORPORATIONS ACT       with the Province of
                                                              British Columbia
                                                                Registrar of
                                                                 Companies

                                                            /s/ J S Powell

                                                                J S Powell
                                                             November 19, 2004

This Notice of Articles was issued by the Registrar on: November 19, 2004 10:17 AM Pacific Time

Incorporation Number: C0709000

Recognition Date and Time: Continued into British Columbia on November 19, 2004 10:17 AM Pacific Time

                               NOTICE OF ARTICLES

NAME OF COMPANY:

ASPREVA PHARMACEUTICALS CORPORATION

REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026, 700 WEST GEORGIA STREET      VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3

RECORDS OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026, 700 WEST GEORGIA STREET      VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3

                                                           C0709000 Page: 1 of 3

DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
Hunt, Ronald

MAILING ADDRESS:                             DELIVERY ADDRESS:
11 MADISON AVENUE, 26TH FLOOR                11 MADISON AVENUE, 26TH FLOOR
NEW YORK NY 10010                            NEW YORK NY 10010
UNITED STATES                                UNITED STATES

LAST NAME, FIRST NAME MIDDLE NAME:
Hayden, Dr. Michael

MAILING ADDRESS:                             DELIVERY ADDRESS:
4484 WEST 7TH AVENUE                         4484 WEST 7TH AVENUE
VANCOUVER BC V6R 1W9                         VANCOUVER BC V6R 1W9

LAST NAME, FIRST NAME MIDDLE NAME:
Hall, Noel

MAILING ADDRESS:                             DELIVERY ADDRESS:
5077 CORDOVA BAY ROAD                        5077 CORDOVA BAY ROAD
VICTORIA BC V8Y 2K1                          VICTORIA BC V8Y 2K1

LAST NAME, FIRST NAME MIDDLE NAME:
Glickman, Richard

MAILING ADDRESS:                             DELIVERY ADDRESS:
2377 TRYON ROAD                              2377 TRYON ROAD
SIDNEY BC V8L 5H8                            SIDNEY BC V8L 5H8

LAST NAME, FIRST NAME MIDDLE NAME:
MacKay-Dunn, R. Hector

MAILING ADDRESS:                             DELIVERY ADDRESS:
1606 LAURIER AVENUE                          1606 LAURIER AVENUE
VANCOUVER BC V6J 2Y4                         VANCOUVER BC V6J 2Y4

                                                           C0709000 Page: 2 of 3

LAST NAME, FIRST NAME MIDDLE NAME:
Oronsky, Arnold

MAILING ADDRESS:                             DELIVERY ADDRESS:
2710 SANDHILL ROAD, 2ND FLOOR                2710 SANDHILL ROAD, 2ND FLOOR
MENLO PARK CA 94025                          MENLO PARK CA 94025
UNITED STATES                                UNITED STATES

AUTHORIZED SHARE STRUCTURE

     1 .  No Maximum          Common Shares          Without Par Value

                                                     With Special Rights or
                                                     Restrictions attached

     2.   No Maximum          Preferred Shares       Without Par Value

                                                     With Special Rights or
                                                     Restrictions attached

     1)   9,873,204           Series A, Preferred    Special Rights or
                                                     Restrictions are attached

                                                           C0709000 Page: 3 of 3

[BRITISH COLUMBIA LOGO]

MINISTRY OF FINANCE             Mailing Address:                  APPLICATION TO CORRECT
Corporate and Personal          PO Box 9431 Stn Prov Govt         THE CORPORATE REGISTER
Property Registries             Victoria BC V8W 9V3                       FORM 47
www.fin.gov.bc.ca/registries    Location:
                                2nd Floor - 940 Blanshard Street
                                Victoria BC

Telephone: 250 356-8626

INSTRUCTIONS:

PLEASE TYPE OR PRINT CLEARLY IN BLOCK LETTERS AND         FREEDOM OF INFORMATION AND PROTECTION OF
ENSURE THAT THE FORM IS SIGNED AND DATED IN INK.          PRIVACY ACT (FIPPA): The personal
                                                          information requested on this form is made
The Application to Correct the Corporate Register         available to the public under the
form is to be used to correct some types of               authority of the Business Corporations
information in a record that was filed with the           Act. Questions about how the FIPPA applies
registrar.                                                to this personal information can be
                                                          directed to the Administrative Assistant
FUTURE EFFECTIVE DATES: If a record has a future          of the Corporate and Personal Property
effective date and an error is found before the           Registries at 250 356-1198, PO Box 9431
specified date and time of the filing, the record         Stn Prov Govt, Victoria BC V8W 9V3.
must be withdrawn, corrected and re-filed. Please
visit our Web site at www.fin.gov.bc.ca/registries or     OFFICE USE ONLY - DO NOT WRITE IN THIS AREA
phone 250 356-8626 for information on how to file
these notices.

ITEM B   Enter the name exactly as shown on the
         Certificate of Incorporation, Registration,
         Amalgamation, Continuation, or Change of
         Name.

ITEM C Indicate the record to be amended and the date and time that record was filed. Enter the reason for the amendment including what the record stated at the time of filing. For example: Notice of Change of Directors, filed November 23, 2004, Director's name spelled incorrectly - John Smith should have read John Smythe.

ITEM D If the applicant is a corporation or firm, enter the full name of the corporation or firm.

ITEM E The applicant must be an authorized signing authority for the company. If the applicant is a corporation or firm, this form must be signed by an authorized signing authority for that corporation or firm.

FILING FEE: $20.00 Submit this form with a cheque or money order made payable to the Minister of Finance, or provide the registry with authorization to debit the fee from your BC
         OnLine Deposit Account. Please pay in
         Canadian dollars or in the equivalent amount of US funds.

--------------------------------------------------------------------------------
A   INCORPORATION/REGISTRATION NUMBER OF CORPORATION

    C-0709000

--------------------------------------------------------------------------------
B   NAME OF CORPORATION

    ASPREVA PHARMACEUTICALS CORPORATION

--------------------------------------------------------------------------------
C   RECORD TO BE AMENDED

    Name of Record to be Amended: Continuation Application

                 YYYY / MM / DD
    Filed Date:  2004 / 11 / 19  and Time 10:17 [X]a.m. or [  ]p.m. Pacific Time

    Reason for Amendment:

--------------------------------------------------------------------------------
D   FULL NAME OF APPLICANT

    LAST NAME                       FIRST NAME                MIDDLE NAME

    CORPORATION OR FIRM NAME

    ASPREVA PHARMACEUTICALS CORPORATION

--------------------------------------------------------------------------------
E   CERTIFIED CORRECT - I have read this form and found it to be correct.

    NAME OF APPLICANT           SIGNATURE OF APPLICANT        DATE SIGNED

    R. Hector MacKay-Dunn,      /s/ R. HECTOR MACKAY-DUNN     YYYY / MM / DD
    Corporation Secretary                                     2004 / 12 / 02
--------------------------------------------------------------------------------

     SCHEDULE "A" TO FORM 47 - APPLICATION TO CORRECT THE CORPORATE REGISTER

                                       OF

                 ASPREVA PHARMACEUTICALS CORPORATION (C-0709000)
                                 (THE "COMPANY")

      On November 19, 2004 at 10:17 am the Company filed a Continuation Application which contained incorrect information as to the directors of the Company at the time of continuance. Namely, that R. Hector MacKay-Dunn was inadvertently included as a director of the Company; however, he resigned as a director of the Company effective September 30, 2004 and should not have been included. In addition, Kirk Calhoun, George Milne and William Hunter were appointed directors of the Company effective September 30, 2004 and their respective names and addresses were inadvertently omitted from the Continuation Application at the time of filing. Consequently, the Company hereby wishes to amend the director information stated in the Continuation Application by:

      (a)   removing R. Hector MacKay-Dunn as a director of the Company, and

      (b)   adding the following directors:

            (i)   Kirk Calhoun, 201 Ocean Ave B1004, Santa Monica, CA 90402

            (ii) Dr. George Milne, PO Box 473, 4049 Shore Lane, Boca Grande, FL 33921

            (iii) Dr. William Hunter, 1618 Station Street, Vancouver, BC V6A 1B6

      Following the above-noted amendment, the directors of the Company at the time of filing the Continuation Application are as set out in Appendix 1 attached hereto and the Company requests that you correct your Corporate Register to reflect same.

  APPENDIX 1 TO SCHEDULE "A" OF FORM 47 - APPLICATION TO CORRECT THE CORPORATE
                                    REGISTER

                                       OF

                 ASPREVA PHARMACEUTICALS CORPORATION (C-0709000)
                                 (THE "COMPANY")

                               LIST OF DIRECTORS

    FULL NAME                                RESIDENTIAL ADDRESS
-------------------                     -----------------------------
Richard M. Glickman                          2377 Tryon Road
                                            Sidney, BC V8L 5H8

    Noel Hall                               5077 Cordova Bay Road
                                             Victoria, BC V8Y 2K1

 Dr. Michael Hayden                         4484 West 7th Avenue
                                            Vancouver, BC V6R 1W9

   Ronald M. Hunt                            11 Madison Avenue
                                                 26th Floor
                                        New York, New York, USA 10010

   Arnold Oronsky                           2710 Sand Hill Road
                                                2nd Floor
                                          Menlo Park, CA, USA 94025

    Kirk Calhoun                             201 Ocean Ave B1004
                                        Santa Monica, CA, USA 90402

 Dr. George Milne                           30 Bishops Bay Drive
                                        Niantic, CT, USA 06357-2755

 Dr. William Hunter                         1618 Station Street
                                            Vancouver, BC V6A 1B6